Exhibit 99.1

KKR Completes Acquisition of Leading Japanese Real Estate Asset Manager

Asset manager enters next phase of growth under new name, KJR Management
Strategic transaction deepens KKR’s commitment to Japan and increases global real estate business’ assets under management to US$54 billion

NEW YORK & TOKYO – April 28, 2022 – KKR & Co. Inc. (together with its subsidiaries, “KKR”) today announced the closing of the previously announced transaction whereby KKR purchased all the shares of Mitsubishi Corp.-UBS Realty Inc. (“MC-UBSR”), a leading Japanese real estate asset manager.

KKR has completed the acquisition of all of the outstanding shares of MC-UBSR from Mitsubishi Corporation and UBS Asset Management. Going forward, the asset manager, which was previously called MC-UBSR, will operate under the name “KJR Management” (“KJRM”), effective immediately.

Additionally, KKR completed its acquisition of the units in the two funds managed by KJRM, Japan Metropolitan Fund Investment Corporation (“JMF”) and Industrial & Infrastructure Fund Investment Corporation (“IIF”) previously held by Mitsubishi Corporation (collectively, with the purchase of all the shares of MC-UBSR, the “Acquisition”). JMF and IIF will continue to pursue their existing strategies under their existing names. Both Japanese REITs will be managed and supported by the approximately 160 professionals who are expected to continue at KJRM in the existing roles they held at MC-UBSR.

Katsuji Okamoto, Chairman of KJRM, and Naoki Suzuki, President of KJRM, said, “We are excited to embark on the next phase of KJRM’s growth as part of KKR. While our core operations and investment process for JMF and IIF will remain unchanged, we believe KJRM will be able to build on the complementary skills and relationships of each to deliver strong results for the unitholders of our REITs and meet our clients’ investment requirements.”

Hiro Hirano, CEO of KKR Japan and Co-Head of Asia Pacific Private Equity at KKR, said, “We are pleased to welcome this world-class team to KKR. They have built a premier asset management platform in Japan’s REIT market, and we look forward to supporting their growth and success over a long-term horizon.”

The transaction provides KKR’s global real estate business with immediate scale in a large, important market. With the completion of the transaction, KKR’s global real estate platform’s assets under management increases to approximately US$54 billion.1

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About KKR
KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

1 Assets under management in this press release are based on gross assets and based on the latest publicly announced figures.

About KJRM

KJR Management (“KJRM”) is one of the largest real estate asset managers in Japan, with JPY1.7 trillion in assets under management. KJRM is considered a pioneer in the Japanese real estate investment trust (“J-REIT”) sector, and today manages two Tokyo Stock Exchange-listed REITs, Japan Metropolitan Fund Investment Corporation (“JMF”) and Industrial & Infrastructure Fund Investment Corporation (“IIF”). JMF, with approximately JPY1.2 trillion in assets under management as of February 28, 2022, invests in retail, offices, hotels and other assets located in urban areas. IIF, with approximately JPY 0.4 trillion in assets under management as of January 31, 2022, focuses on industrial and infrastructure properties in Japan.

Forward-Looking Statements
This press release contains certain forward-looking statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “think,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but not limited to the statements with respect to the Acquisition; operation of KJRM following the closing of the transaction; and expansion and growth opportunities and other synergies resulting from the Acquisition. The forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. If a change occurs, KKR’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to vary from the forward-looking statements: failure to realize the anticipated benefits within the expected timeframes from the Acquisition; unforeseen liabilities or integration and other costs of the Acquisition and timing related thereto; changes in KJRM’s business; retention of key KJRM employees; KJRM’s ability to maintain business relationships following the Acquisition; the severity and duration of the COVID-19 pandemic; the pandemic’s impact on the U.S., Japanese and global economies; international, U.S. federal, state and local governmental responses to the pandemic; failure to realize the benefits of or changes in the business strategies of KKR or KJRM including the ability to realize the anticipated synergies from acquisitions, strategic partnerships or other transactions; availability, terms and deployment of capital; availability of qualified personnel and expense of recruiting and retaining such personnel; changes in the asset management or insurance industry, interest rates, credit spreads, currency exchange rates or the general economy; underperformance of KKR’s or KJRM’s investments and decreased ability to raise funds; the volatility of the capital markets; KKR’s compliance with laws applicable to its businesses; the use of estimates and risk management in KKR’s business; outcome of KKR’s litigation and regulatory matters; and the degree and nature of KKR’s competition.

These statements are subject to numerous risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in KKR & Co. Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as being exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in KKR’s filings with the SEC.

All forward-looking statements speak only as of the date of this press release. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Past performance is not indicative or a guarantee of future performance.

Contacts:

KKR Asia Pacific Corporate Communications	KKR Americas Corporate Communications
Anita Davis	Kristi Huller
anita.davis@kkr.com	media@kkr.com
+852 3602 7335	+ 1 (212) 750-8300

KKR Investor Relations
Craig Larson
investor-relations@kkr.com
+1 (877) 610-4910 / +1 (212) 230-9410